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                                                                      EXHIBIT 4B

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PARTICIPATION ENROLLMENT FORM                                                                                       R-5425CMB (7/94)

Please print or type. Do not use highlighters on this application.

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A. PARTICIPANT      DOE                                              JOHN                                    B.
                    ----------------------------------------------------------------------------------------------------------------
                    LAST NAME/CUSTODIAN/TRUST/PLAN NAME             FIRST NAME                              MIDDLE INITIAL

                    111 MAIN STREET
                    ----------------------------------------------------------------------------------------------------------------
                    STREET ADDRESS

                    ANYTOWN                                        CA                      92729                   (213) 445-6500

                    -----------------------------------------------------------------------------------------     ------------------
                    CITY                                           STATE                  ZIP CODE                 TELEPHONE NUMBER


                    NO.           DAY            YR.           [x] M     [ ] F               ###-##-####
                    ----------------------------------         ---------------               ---------------------------------------
                    DATE OF BIRTH                              SEX                           SOCIAL SECURITY OR TAX ID NUMBER


  JOINT
  PARTICIPANT      ----------------------------------------------------------------------------------------------------------------
  (If applicable)  LAST NAME                                       FIRST NAME                        MIDDLE INITIAL
  (Must be spouse
  of participant)  --------------------------------------------------------------------------------------------------------------
                    STREET ADDRESS

                    -----------------------------------------------------------------------------------------     ------------------
                    CITY                                           STATE                  ZIP CODE                 TELEPHONE NUMBER


                    NO.           DAY            YR.           [ ] M     [ ] F
                    ----------------------------------         ---------------               ---------------------------------------
                    DATE OF BIRTH                              SEX                           SOCIAL SECURITY OR TAX ID NUMBER

B. ANNUITANT
 (Complete only if  ----------------------------------------------------------------------------------------------------------------
 different from     LAST NAME                                       FIRST NAME                        MIDDLE INITIAL
 participant. This
 product does not   --------------------------------------------------------------------------------------------------------------
 provide for joint  STREET ADDRESS
 annuitants)
                    -----------------------------------------------------------------------------------------     ------------------
                    CITY                                           STATE                  ZIP CODE                 TELEPHONE NUMBER


                    NO.           DAY            YR.           [ ] M     [ ] F
                    ----------------------------------         ---------------               ---------------------------------------
                    DATE OF BIRTH                              SEX                           SOCIAL SECURITY OR TAX ID NUMBER

C. BENEFICIARY      DOE               SALLY                  A.                SISTER                   PRIMARY/CONTINGENT
                    ----------------------------------------------------------------------------------------------------------------
                    LAST NAME         FIRST NAME       MIDDLE INITIAL         RELATIONSHIP                   CIRCLE ONE

                                                                                                        PRIMARY[circled]/CONTINGENT
                    ----------------------------------------------------------------------------------------------------------------
                    LAST NAME         FIRST NAME       MIDDLE INITIAL         RELATIONSHIP                   CIRCLE ONE

D. TYPE OF          [X] NONQUALIFIED.
   CONTRACT             Is this a 1035 exchange?                                                                     [ ] YES  [X] NO
                        Is this a Transfer of Assets (funds to be transferred from a mutual fund, CD, etc.)?         [ ] YES  [X] NO
                        If either of the above is a yes, please complete a "Request for Transfer or 1035 Exchange" (G-2500NB).
                    [ ] QUALIFIED, as indicated below. Is this a direct transfer?
                        If yes, please complete a "Request for Transfer or 1035 Exchange" (G-2500NB).                [ ] YES  [ ] NO
                    [ ] SEP     [ ] 403(b)     [ ] Terminal funding     [ ] 457 plan     [ ] 401 retirement plan
                    [ ] IRA Tax year ______   [ ] IRA Rollover   [ ] IRA Transfer   [ ] Other_______________________________________
                                                                                             PLEASE SPECIFY



E. ANNUITY DATE     MO.     DAY     YR.         Date annuity payout will begin.  (Note: Maximum age 85. If left blank, the date will
                    --------------------------  default to age 85 for nonqualified and 70-1/2 for qualified contracts.)
                    ANNUITY DATE

F. PURCHASE         [ ] INITIAL PAYMENT: $ 5,000
   PAYMENT(S)                           ---------
                        Minimum initial payment is $5,000 for nonqualified contracts; [$2,000] for qualified contracts.
                        Payments may be wired or mailed. Make check payable to Anchor National Life Insurance Company.

                    [ ] AUTOMATIC PAYMENTS: $_____________________
                        To establish automatic bank drafts, include a completed "Automatic Payment Authorization"
                        (G-2233POS), a voided check and initial premium for the policy.

G. SPECIAL          [ ] SYSTEMATIC WITHDRAWAL; Check the box at left and include a completed "Systematic Withdrawal
   FEATURES             Application" (R-5550SW).


                    [ ] AUTOMATIC DOLLAR COST AVERAGING; Check the box at left and include a completed "Dollar Cost
                        Averaging" Application (R-5551DCA).

                    [ ] PRINCIPAL ADVANTAGE: Check the box at left. In Section H, indicate the fixed account desired and specify other allocations as percentages.


R-5425CMB (7/94)                                               (OVER)                                                Group Allocated
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                                                                                                       R-5425CMB (Side 2)
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PARTICIPANT ENROLLMENT FORM
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H. INVESTMENT              __________ Fixed Account Options __________     __________ Variable Account Options __________
   INSTRUCTIONS
   (Allocations must be    10% 1 yr.         % 3 yr.         10% 5 yr.     _________________ Portfolio __________________
   expressed in whole                      --                --
   percentages and total                                                               30% International Equity
   allocations must          $ 7 yr.         % 10 yr.                                    % Capital Growth
   equal 100%)             --              --                                          --
                                                                                       30% Growth and Income
                                                                                       --
                                                                                         % Asset Allocation
                                                                                       20% U.S. Treasury Income
                                                                                       --
                                                                                         % Money Market

I. TELEPHONE               Do you wish to authorize telephone transfers, subject to the conditions set
   TRANSACTION             forth below?                                                                   [ ] YES  [X] NO
   AUTHORIZATION
                           Do you wish to authorize telephone withdrawals, subject to the conditions
                           set forth below?                                                               [ ] YES  [X] NO
                           (If no election is indicated the Company will default to yes for transfers and no for withdrawals.)

                           If indicated above, I authorize the Company to accept telephone instructions for transfers in any amount among subaccounts and/or for partial redemptions from $1,000.00 - $50,000.00 from anyone providing proper identification subject to restrictions and limitations contained in the contract and related prospectus, if any. I understand that I bear the risk of loss in the event of a telephone instruction not authorized by me. The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller and therefore, that the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record.

J. SPECIAL
   REQUESTS                ________________________________________________________________________________________________


K. STATEMENT OF            I certify that this Certificate [ ] WILL [X] WILL NOT replace in whole or in part any existing
   PARTICIPANT             life insurance or annuity contract. (If so, indicate by issuing company and contract number below.)

                           __________________________________________________________________________  ____________________
                           COMPANY NAME                                                                CONTRACT NUMBER

                           I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Enrollment Form shall be a part of any Certificate issued by the Company. I verify my understanding that all payments and values provided by the
                           Certificate, when based on investment experience of a variable account(s), are variable and not guaranteed as to dollar amount. I understand that all payments and values based on the General
                           Account are subject to a Market Value Adjustment formula, which may result in upward and downward adjustments in amounts payable. I further verify that I (1) was not offered any advice or recommendation on investing in the certificate by any commercial bank; and (2) understand that
                           (I) the certificate is not insured by the FDIC or Federal Reserve Board or any other agency;
                           (II) the certificate is not a deposit or obligation of, or endorsed, nor guaranteed by, Chase or any commercial bank. I acknowledge receipt of the current prospectus for the Vista Capital
                           Advantage and its underlying funds. I have read it carefully and understand its contents.

                           Signed at      ANYTOWN                                   CA                      7/1/94
                                     ------------------------------------------------------------  ------------------------
                                            CITY                                   STATE           DATE

                                  JOHN DOE                                                       JOE AGENT
                           ------------------------------------------------------------------------------------------------
                           PARTICIPANT'S SIGNATURE                                 REGISTERED REPRESENTATIVES SIGNATURE

                           ----------------------------------------------------
                           JOINT PARTICIPANT'S SIGNATURE (IF APPLICABLE)


L. REGISTERED              Will this certificate replace in whole or in part any existing life insurance
   REPRESENTATIVES         or annuity contract?                                                            [ ] YES  [ ] NO
   INFORMATION
                           AGENT                                     JOE                F.                 ###-##-####
                           --------------------------------------------------------------------------  -------------------
                           REPRESENTATIVE'S LAST NAME             FIRST NAME       MIDDLE INITIAL       SOC. SEC. NUMBER

                           222 MAIN ST.                                ANYTOWN             CA                92729
                           -------------------------------------------------------------------------  --------------------
                           REPRESENTATIVE'S STREET ADDRESS              CITY              STATE             ZIP CODE

                           DEALER'S ANONYMOUS                                   (213) 445-5500                345TIN
                           ---------------------------------------------  ------------------------------  -----------------
                           BRANCH OFFICE                                  REPRESENTATIVE'S TELEPHONE NO.   AGENT ID NUMBER



                           FRAUD WARNING: ANY PERSON WHO WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD
                           AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE
R-5425CMB (7/94)           STATEMENT IS GUILTY OF INSURANCE FRAUD.

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